SCHEDULE 14A INFORMATION PROXY STATEMENT
                        PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                               The Eastern Company
                    ---------------------------------------
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]   No fee required.

     [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

          (1) Title of each class of securities to which transaction applies:

          (2) Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4) Proposed maximum aggregate value of transaction:

          (5) Total fee paid:


     [_] Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:
          (2) Form, Schedule or Registration Statement No.:
          (3) Filing Party:
          (4) Date Filed:

                               THE EASTERN COMPANY
                                112 Bridge Street
                                  P.O. Box 460
                            Naugatuck, CT 06770-0460
                                 --------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 April 26, 2006
                                 --------------

      The Annual Meeting of shareholders of The Eastern Company ("Eastern" or the "Company") will be held on April 26, 2006 at 11:00 a.m., local time, at the office of the Company, 112 Bridge Street, Naugatuck, Connecticut 06770-0460, for the following purposes:

         1.   To elect two directors.
         2. To ratify the Audit Committee's recommendation and the Board of Directors appointment of UHY LLP as the independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year 2006.
         3. To transact such other business as may properly come before the meeting or any adjournment thereof.


      The Board of Directors has fixed February 21, 2006 as the record date for the determination of common shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

      Your vote is very important. Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed proxy card promptly in the postpaid return envelope that is provided. If you attend the meeting and desire to vote in person, your proxy will not be used.

      All shareholders are cordially invited to attend the meeting, and management looks forward to seeing you there.

                                        By order of the Board of Directors,

                                           John L. Sullivan III
                                               Secretary

March 20, 2006

                                 PROXY STATEMENT

                                       of

                               THE EASTERN COMPANY

                     for the Annual Meeting of Shareholders
                          To Be Held on April 26, 2006

      The Board of Directors of The Eastern Company ("Eastern" or the "Company") is furnishing this proxy statement in connection with its solicitation of proxies for use at the 2006 Annual Meeting of Shareholders and at any adjournment thereof. This proxy statement is first being furnished to shareholders on or about March 20, 2006.


           GENERAL INFORMATION REGARDING VOTING AT THE ANNUAL MEETING

      The Board of Directors of Eastern has fixed the close of business on February 21, 2006 as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting. On the record date, there were 3,639,691 outstanding shares of Eastern common stock, no par value ("Common Shares"), with each Common Share entitled to one vote.

      The presence, in person or by proxy, of holders of a majority of the voting power of the Common Shares entitled to vote at the Annual Meeting is necessary to constitute a quorum.

      Shares represented by Eastern's proxy card will be voted at the Annual Meeting, either in accordance with the directions indicated on the proxy card, or, if no directions are indicated, in accordance with the recommendations of the Board of Directors contained in this Proxy Statement and on the form of proxy. If a proxy is signed and returned without specifying choices, the Common Shares represented thereby will be voted (1) FOR the proposal to elect Messrs. Robinson and Tuttle to the Board of Directors and (2) FOR the appointment of UHY LLP as the independent registered public accounting firm. The Company is not aware of any matters other than those set forth herein which will be presented for action at the Annual Meeting. If other matters should be presented, the persons named in the proxy intend to vote such proxies in accordance with their best judgment.

      A shareholder may revoke the appointment of a proxy by making a later appointment or by giving notice of revocation to The Eastern Company, 112 Bridge Street, P.O. Box 460, Naugatuck, CT 06770-0460. Attendance at the Annual Meeting does not in itself revoke the appointment of a proxy; however, it may be revoked by giving notice in open meeting. A revocation made during the Annual Meeting after the polls have been closed will not affect the previously taken vote.

Solicitation of Proxies

      The cost of solicitation of proxies will be borne by the Company. This solicitation by mail to the Company's shareholders (including this proxy statement and the enclosed proxy) began on approximately March 20, 2006. In addition to this solicitation by mail, officers and regular employees of the Company and its subsidiaries may make solicitation by mail, telephone or personal interviews, and arrangements may be made with companies, brokerage firms, and others to forward proxy material to their principals. The Company will defray the expenses of such additional solicitations.

Voting at the Annual Meeting

      A plurality of the votes duly cast is required for the election of directors. Each of the other matters to be acted upon at the Annual Meeting will be approved if the votes cast in favor of the matter exceed the votes cast opposing the matter.

      Under Connecticut law, an abstaining vote or a broker "non-vote" is considered to be present for purposes of determining a quorum but is not deemed to be a vote cast. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. As a result, abstentions and broker "non-votes" are not included in the tabulation of the voting results on the election of directors or the other matters to be acted on at the Annual Meeting, each of which requires the approval of a plurality or majority of the votes cast, and therefore do not have the effect of votes of opposition in such tabulations.


      The Board of Directors recommends voting:

       FOR the election of Messrs. Robinson and Tuttle as directors.
       FOR the appointment of UHY LLP as the independent registered public accounting firm.

                                   Item No. 1

                              ELECTION OF DIRECTORS

      At the meeting, two directors will be elected to serve for a three-year term which expires in 2009 and until their successors are elected and qualified. Mr. David C. Robinson and Mr. Donald S. Tuttle III, current directors whose terms expire in 2006, are the nominees for election at the meeting.

      Unless otherwise specified in your proxy, the persons with power of substitution named in the proxy card will vote your shares FOR the Company's nominees named below. If the nominees are unable or unwilling to accept nomination, the proxies will be voted for the election of such other persons as may be recommended by the Board of Directors. The Board of Directors, however, has no reason to believe that the Company's nominees will be unavailable for election at the Annual Meeting. Approval of this resolution requires the affirmative vote of a plurality of the votes duly cast by the shares represented at the meeting which are entitled to vote on the matter.

      The Board of Directors recommends a vote FOR the election of Messrs. Robinson and Tuttle as directors.

      Each director has furnished the biographical information set forth below with respect to his present principal occupation, business and other affiliations, and beneficial ownership of equity securities of the Company. Unless otherwise indicated, each director has been employed in the principal occupation or employment listed for at least the past five years.



            COMPANY NOMINEES FOR ELECTION AT THE 2006 ANNUAL MEETING
                     FOR A THREE-YEAR TERM EXPIRING IN 2009


                                                                                       Common
                                                                                        Stock
                                                                                    Beneficially
Name, Age and Positions       Principal Occupation                                   Owned as of     Percentage
    Presently Held with       During Past Five Years:                 Director       February 21,         of
     The Company              Other Directorships                      Since            2006            Class
     -----------              -------------------                      -----            ----            -----

David C. Robinson, 63         Consultant (2005 - present)               1990            96,077           2.6%
  Director 1,2                Sinclair-Robinson Group
                              Wallingford, CT

                              Managing Director (2004 -2005)
                              Sinclair-Robinson Group
                              Wallingford, CT
                              (Employee Benefit Specialists)

                              President (Through - 2004)
                              The Robinson Company
                              Waterbury, CT
                              (Employee Benefit Specialists)
                              Director: Engineered Sinterings &
                                        Plastics Inc.

Donald S. Tuttle III, 57      Vice President Investments                1988            80,798           2.2%
  Director 1,2,3              UBS PaineWebber
                              Middlebury, CT
                              (Investment Firm)



                 CONTINUING DIRECTORS (TERMS TO EXPIRE IN 2008)

                                                                                        Common
                                                                                         Stock
                                                                                     Beneficially
Name, Age and Positions       Principal Occupation                                   Owned as of     Percentage
    Presently Held with       During Past Five Years:                 Director       February 21,         of
     The Company              Other Directorships                      Since            2006            Class
     -----------              -------------------                      -----            ----            -----

John W. Everets, 59           Chairman (Jan 2006 - Present)             1993            77,925           2.1%
  Director 2,3                Yorkshire Capital
                              Boston, MA
                              (Investment Firm)

                              President and CEO (1993 - Jan 2006)
                              G.E.  H.P.S.C.
                              Boston, MA
                              (Financial Services)
                              Director: H.P.S.C. Inc.
                                        Dairy Mart

Leonard F. Leganza, 75        President and CEO                         1981            219,258          5.7%
  Director, President and     The Eastern Company
  Chief Executive Officer     Naugatuck, CT
  of the Company 1            Director: American-Republican Inc.





                  CONTINUING DIRECTOR (TERM TO EXPIRE IN 2007)



                                                                                       Common
                                                                                        Stock
                                                                                    Beneficially
Name, Age and Positions        Principal Occupation                                  Owned as of     Percentage
    Presently Held with        During Past Five Years:                Director       February 21,         of
     The Company               Other Directorships                     Since            2006            Class
     -----------               -------------------                     -----            ----            -----

Charles W. Henry, 56           Partner                                  1989            93,494           2.5%
  Director 1,2,3               Kernan & Henry
                               Waterbury, CT
                               (Law Firm)






   1  Member of the Executive Committee
   2  Member of the Compensation Committee
   3  Member of the Audit Committee


                                   Item No. 2

        APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      On July 13, 2005, the Audit Committee of the Board of Directors of the Company recommended and approved the dismissal of Ernst & Young LLP as the Company's independent registered public accounting firm, effective July 13, 2005. On July 13, 2005, the Board of Directors of the Company accepted the recommendation of the Audit Committee. The reports of Ernst & Young LLP on the Company's consolidated financial statements as of January 1, 2005 and January 3, 2004 and for each of the two fiscal years in the period ended January 1, 2005 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended January 1, 2005 and January 3, 2004 and through the date of dismissal of Ernst & Young LLP, there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreements in connection with its report. Moreover, none of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission ("SEC") occurred during the fiscal years ended January 1, 2005 or January 3, 2004 or through the date of dismissal of Ernst & Young LLP. Ernst & Young LLP has furnished to the Company a copy of a letter addressed to the SEC which states that Ernst & Young LLP does not disagree with the above statements.

      On July 13, 2005, the Audit Committee of the Board of Directors of the Company recommended and approved the appointment of UHY LLP as the Company's independent registered public accounting firm, effective July 13, 2005. On July 13, 2005, the Board of Directors of the Company accepted the recommendation of the Audit Committee.

      During the fiscal years ended January 1, 2005 and January 3, 2004 and through the date of the appointment of UHY LLP, neither the Company nor anyone acting on its behalf consulted UHY LLP regarding: (A) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statement; or (B) any matter that was either the subject of a disagreement with Ernst & Young LLP on accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in connection with its report regarding the Company's consolidated financial statements, or a "reportable event" as described in Item 304(a)(1)(v) or Regulation S-K of the SEC.

      The services of UHY LLP for the fiscal year ended December 31, 2005 included an audit of the consolidated financial statements of the Company; assistance in connection with filing the Form 10-K annual report with the Securities and Exchange Commission; assistance on financial accounting and reporting matters; and meetings with the Audit Committee of the Board of Directors.

      All audit services provided by UHY LLP for 2005, which were similar to the audit service provided by Ernst & Young LLP in prior years, were approved by the Audit Committee in advance of the work being performed.

      The Audit Committee has recommended, and the Board of Directors has approved, continuing the services of UHY LLP for the current fiscal year. Accordingly, the Board of Directors will recommend at the meeting that the shareholders approve the appointment of UHY LLP to audit the consolidated financial statements of the Company for the current year.

      The proposal to appoint UHY LLP as the independent registered public accounting firm will be approved if, at the Annual Meeting at which a quorum is present, the votes cast in favor of the proposal exceed the votes cast opposing the proposal.

      Representatives of UHY LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so, as well as respond to questioning.

      Audit Fees: UHY LLP audit fees were $185,460 in 2005. Audit fees include fees associated with the annual audit and the reviews of the Company's quarterly reports on Form 10-Q for the quarters ended July 2, 2005 and October 1, 2005.

      Ernst & Young LLP audit fees were $39,000 in 2005 and $296,500 in 2004. Audit fees include fees associated with the annual audit, the reviews of the Company's quarterly reports on Form 10-Q and statutory audits required internationally.

      Audit-Related Fees: UHY LLP fees for audit related services were $600 in 2005. Audit related services primarily for Sarbanes-Oxley Section 404 consultations.

      Ernst & Young LLP audit related services were $8,200 in 2005 and $31,000 in 2004. Audit related services primarily include audits of the employee benefit plans of the Company and Sarbanes-Oxley Section 404 consultations.

      Tax Fees:  UHY LLP did not provide any tax services in 2005.

      Ernst & Young LLP tax fees for preparation of foreign tax returns were $12,952 in 2005 and $12,438 in 2004.

      All Other Fees:  UHY LLP did not provide any non-audit services in 2005.

      Ernst & Young LLP fees to transition to UHY LLP in 2005 were $6,500.


      The Board of Directors recommends a vote FOR the appointment of UHY LLP as the independent registered public accounting firm.

              SECURITY OWNERSHIP OF CERTAIN BENEFICIAL SHAREHOLDERS

      The following table sets forth information, as of February 21, 2006 (unless a different date is specified in the notes to the table), with respect to (a) each person known by the Board of Directors of the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Shares, (b) each current director of the Company, (c) each of the Named Officers (as hereinafter defined) and (d) all directors and executive officers of the Company as a group:



                                                                  Amount and nature
                                                                    of beneficial       Percent of
Shareholder                                                         ownership (a)        class (b)
-----------                                                       -----------------     ----------
Wachovia Corporation (c)                                               240,219             6.6%
One Wachovia Center
Charlotte, NC  28288-0137

Brown Advisory Holdings Incorporated (d)                               228,104             6.3%
901 South Bond Street, Suite 400
Baltimore, MD  21231

Bank of America as trustee under the Salaried                          224,282             6.2%
Employees' Retirement Plan of The Eastern Company (e)
100 Federal Street
Boston, MA  02110

Babson Capital Management LLC (f)                                      207,032             5.7%
One Memorial Drive
Cambridge, MA  02142-1300

John W. Everets                                                         77,925             2.1%

Charles W. Henry (g)                                                    93,494             2.5%

Leonard F. Leganza                                                     219,258             5.7%

David C. Robinson                                                       96,077             2.6%

John L. Sullivan III (h)                                                67,291             1.8%

Donald S. Tuttle III                                                    80,798             2.2%

Russell G. McMillen (i)                                                171,458             4.6%

All directors and executive officers as a group (7 persons)(j)         791,176            19.1%



                                      -7-


     (a) The Securities and Exchange Commission has defined "beneficial owner" of a security to include any person who has or shares voting power or investment power with respect to any such security or who has the right to acquire beneficial ownership of any such security within 60 days. Unless otherwise indicated, (i) the amounts owned reflect direct beneficial ownership, and (ii) the person indicated has sole voting and investment power.

          Amounts shown include the number of Common Shares subject to outstanding options under the Company's stock option plans that are exercisable within 60 days.

          Reported shareholdings include, in certain cases, shares owned by or in trust for a director or nominee, and in which all beneficial interest has been disclaimed by the director or the nominee.

     (b) The percentages shown for the directors and executive officers are calculated on the basis that outstanding shares include Common Shares subject to outstanding options under the Company's stock option plans that are exercisable by the directors and officers within 60 days.

     (c)  Reported shareholdings per a Schedule 13G filed February 10, 2006.

     (d)  Reported shareholdings per a Schedule 13G/A filed February 15, 2006.

     (e) Reported shareholdings as of February 21, 2006. The Eastern Company, in accordance with its fiduciary responsibilities, will provide Bank of America, as trustee of the salaried pension plan, with voting instructions for the Common Shares held in this trust.

     (f)  Reported shareholdings per a Schedule 13G filed January 19, 2006.

     (g) Includes 10,125 shares beneficially owned by Mr. Robinson, over which Mr. Henry has sole voting power only, and 5,000 shares beneficially owned by Mr. McMillen, over which Mr. Henry has shared voting and investment power.

     (h) Mr. Sullivan is a Named Officer of the Company. See "Executive Compensation - Summary Compensation Table" for information regarding Mr. Sullivan's age and business experience.

     (i)  Emeritus Director of the Company.

     (j) Directors and Executive Officers (including the Emeritus Director) have sole voting and investment power as to 791,176 shares (19.1% of the outstanding stock). Included are stock options for 511,500 shares deemed exercised solely for purposes of showing beneficial ownership by such group.



             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who beneficially own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the American Stock Exchange. Directors, officers and greater-than-10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports that they file. Based solely on its review of copies of such reports filed with the SEC since January 2005, or written representations from certain reporting persons that no such reports were required for those persons, the Company believes that all persons subject to the reporting requirements of Section 16(a) have filed the required reports on a timely basis, with the exception of one report that was filed late by Russell G. McMillen and that related to a gift of Common Shares.


                      COMMITTEES OF THE BOARD OF DIRECTORS


      The Board of Directors of the Company is committed to sound corporate governance practices. The Board of Directors believes that its corporate governance practices enhance its ability to achieve the Company's goals, to govern the Company with high standards of integrity, and to increase shareholder value.

      The Company's Board of Directors has three standing committees: an Executive Committee, an Audit Committee and a Compensation Committee. During 2005, the Board of Directors had six (6) meetings. During 2005, each Director attended 100 percent of these meetings and the meetings of committees on which he served.

                   Executive Committee. The Executive Committee, acting with the full authority of the Board of Directors, approves minutes, monthly operating reports, capital expenditures, banking matters, and other issues requiring immediate attention. During 2005, the Executive Committee held no meetings.

                  Audit Committee. The Audit Committee advises the Board of Directors and provides oversight on matters relating to the Company's financial reporting process, accounting functions and internal controls, and the qualifications, independence, appointment, retention, compensation and performance of the Company's independent registered public accounting firm. The Audit Committee also provides oversight with respect to the legal compliance and ethics programs established by management and the Board of Directors. The Company's Code of Business Conduct and Ethics, as adopted by the Board of Directors on February 4, 2004, is included as Exhibit B to this proxy statement. During 2005, the Audit Committee held eight (8) meetings.

                  Compensation Committee. The Compensation Committee is responsible for establishing basic management compensation, incentive plan goals, and all related matters, as well as determining stock option grants to employees. During 2005, the Compensation Committee held two (2) meetings.

      The Company does not have a standing nominating committee. Rather, due to the small size of the Company's Board of Directors, the independent members of the Board of Directors consider director nominees. As defined by the rules and regulations of the American Stock Exchange, the independent members of the Board of Directors of the Company include all of the members of the Board of Directors other than the president and chief executive officer of the Company. These independent directors select and nominate individuals for election to the Board of Directors. A copy of the charter describing the nominations process for directors is available on the Company's website at www.easterncompany.com.

      Each member of the Board of Directors must have the ability to apply good business judgment and must be able to exercise his or her duties of loyalty and care. Candidates for the position of director must exhibit proven leadership capabilities and high integrity, exercise high level responsibilities within their chosen careers, and have an ability to quickly grasp complex principles of business and finance. In general, candidates will be preferred to the extent they hold an established executive level position in business, finance, law, education, research, government or civic activities. When current members of the Board of Directors are considered for nomination for reelection, their prior contributions to the Board of Directors, their performance and their meeting attendance records are taken into account.

      The independent members of the Board of Directors will consider director nominees who are identified either by the directors, by the shareholders, or through some other source. The independent members of the Board of Directors may also utilize the services of a third party search firm to assist them in the identification or evaluation of director candidates, as they deem necessary or appropriate.

      Shareholders wishing to submit the names of qualified candidates for possible nomination to the Board of Directors may make such a submission by sending to the Board of Directors (in care of the Secretary of the Company) the information described in the Company's Bylaws. This information generally must be submitted not more than 90 days nor less than 60 days prior to the first anniversary of the preceding year's annual meeting.

      The independent members of the Board of Directors will make a preliminary assessment of each proposed nominee based upon his or her resume and biographical information, the individual's willingness to serve as a director, and other background information. This information is evaluated against the criteria described above and the specific needs of the Company at the time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the needs of the Company may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the independent members of the Board of Directors will determine which nominee(s) they will recommend for election to the Board of Directors. The independent members of the Board of Directors use the same process for evaluating all nominees, regardless of the original source of the nomination.




                              DIRECTOR COMPENSATION

      Each director who is not an employee of the Company ("Outside Director") is paid a director's fee for his services at the annual rate of $24,600. All annual fees paid to non-employee members of the Board of Directors of the Company are paid in Common Shares of the Company or cash, in accordance with the Directors Fee Program adopted by the shareholders on March 26, 1997 and amended on January 5, 2004. The directors make an annual election, within a reasonable time before their first quarterly payment, to receive their fees in the form of cash, stock or a combination thereof. The election remains in force for one year.

                        AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors has determined that all audit committee members are financially literate and are independent under the current listing standards of the American Stock Exchange. The Board has also determined that John W. Everets qualifies as an "audit committee financial expert" as defined by the SEC rules adopted pursuant to the Sarbanes-Oxley Act of 2002.


                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Board of Directors adopted a revised written charter for the Audit Committee on February 4, 2004, which is included as Exhibit A to this proxy statement.

Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. The independent registered public accountants are responsible for expressing an opinion on the conformity of those statements with generally accepted accounting principles. Within this framework, the Audit Committee has reviewed and discussed the audited financial statements included in the Annual Report on Form 10-K with the independent registered public accountants and management. In connection therewith, the Audit Committee reviewed with the independent registered public accountants their judgments as to the quality, not just the acceptability, of the Company's accounting principles; the reasonableness of significant judgments; the clarity of disclosures in the financial statements; and other related matters as required to be discussed under generally accepted auditing standards.

In addition, the Audit Committee has discussed with the independent registered public accountants the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of nonaudit services with the auditors' independence.

The Audit Committee also discussed with the Company's independent registered public accountants the overall scope and plan for their audit, their evaluation of the Company's internal controls and the overall quality of the Company's financial reporting. The Audit Committee meets with and without management present and held eight meetings during fiscal year 2005.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission. The Audit Committee has recommended and the Board of Directors has approved, subject to shareholder ratification, the selection of UHY LLP as the Company's independent registered public accounting firm for the current fiscal year.


         Audit Committee:

         John W. Everets, Chairman
         Charles W. Henry
         Donald S. Tuttle III

                             EXECUTIVE COMPENSATION

                           Summary Compensation Table

      The following information relates to annual and long-term compensation for services to the Company in all capacities for the fiscal years ended December 31, 2005, January 1, 2005 and January 3, 2004 of those persons who, at December 31, 2005 were (i) the Chief Executive Officer; and (ii) the Vice President, Secretary and Treasurer (collectively, the "Named Officers").


                                          ANNUAL COMPENSATION                             LONG TERM COMPENSATION
                              -----------------------------------------      --------------------------------------------------

                                                                                       AWARDS            PAYOUTS
                                                                             -----------------------     -------
                                                                Other        Restricted   Securities
Name and Principal                                             Annual          Shares     Underlying       LTIP        All Other
Position as of                        Salary    Bonus (1)   Compensation (2)   Awards    Options/SARs    Payouts    Compensation (3)
December 31, 2005             Year      ($)       ($)            ($)             ($)           (#)           ($)           ($)
--------------------------------------------------------------------------------------------------------------------------------

Leonard F. Leganza, 75        2005   $450,000    $ 63,239     $8,250             --            --          --         $ 10,632
 Director, President and      2004   $400,000    $244,301     $7,750             --            --          --         $  9,716
 CEO (4)                      2003   $375,000    $136,206        --              --            --          --         $  9,208

John L. Sullivan III, 53      2005   $225,000    $ 50,000     $5,350             --            --          --         $  7,914
  Vice President, Secretary   2004   $200,000    $122,151     $7,200             --            --          --         $  7,314
  and Treasurer (5)           2003   $191,923    $ 72,643     $7,200             --            --          --         $  6,470



(1) Bonuses are reported in the year earned. Payment is normally made the following year.

(2)  Other Annual Compensation includes car allowances.

(3) All Other Compensation includes matching Company 401(k) contributions, premiums for term life insurance and life insurance in excess of $50,000.

(4)  Mr. Leganza became President and CEO on April 23, 1997.

(5) Mr. Sullivan became Vice President and Treasurer on January 2, 2000. Prior to that, he was the Corporate Controller and Treasurer of the Company. Mr. Sullivan was appointed Secretary on April 26, 2000.


                 EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
                       AND CHANGE IN CONTROL ARRANGEMENTS


      On February 22, 2005, The Eastern Company executed an Employment Agreement (the "Agreement") with the Company's President and Chief Executive Officer, Leonard F. Leganza. The term of the Agreement will expire on December 31, 2007, subject to renewal for one or more additional one-year periods.

      Under the terms of the Agreement, Mr. Leganza will serve as the President and Chief Executive Officer of the Company through December 31, 2006, and will become the Chairman of the Board of Directors of the Company on January 1, 2007. During the term of the Agreement, Mr. Leganza will be entitled to receive base compensation at a rate determined by the Board of Directors, and will also be eligible to participate in the Company's bonus and equity incentive plans.

      If Mr. Leganza's employment as President and Chief Executive Officer terminates for any reason other than for cause (as defined in the Agreement), Mr. Leganza will be entitled to receive deferred compensation equal to $100,000 per year for five years (pro rated if he both ceases to be President and Chief Executive Officer and terminates his service as a member of the Board of Directors prior to January 1, 2008). The deferred compensation will begin on the later of January 1, 2008 or the date on which he ceases to be President and Chief Executive Officer. However, the deferred compensation will begin earlier than January 1, 2008 if he both ceases to be President and Chief Executive Officer and terminates his service as a member of the Board of Directors prior to that date.

      If Mr. Leganza's employment is terminated without cause, Mr. Leganza and his spouse will continue to be entitled to participate in the Company's group medical insurance plan.

      If Mr. Leganza's employment is terminated after a change in control of the Company (as defined in the Agreement), Mr. Leganza will be entitled to receive a lump sum severance payment equal to 2.99 times his average adjusted compensation (as defined in the Agreement). However, this amount will be reduced to the extent necessary to avoid the applicability of Section 280G of the Internal Revenue Code. Following a change in control, Mr. Leganza will also be entitled to receive the deferred compensation and medical benefits, whether or not his termination of employment is for cause.

      Pursuant to the terms of the Agreement, Mr. Leganza has entered into certain noncompetition, nonsolicitation and nondisclosure covenants with the Company.

      The Agreement supersedes the terms of the prior severance agreement between the Company and Mr. Leganza dated February 21, 2001.

      Should an unfriendly change in control of the Company take place, John L. Sullivan III is guaranteed to receive a lump sum payment equal to one full year of his annual base salary.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      All non-employee members of the Board of Directors are members of the Compensation Committee. In reviewing and overseeing the Company's compensation programs, the Compensation Committee adheres to a compensation philosophy which provides executive compensation programs that are designed to:

          Attract and retain key executives crucial to the long-term success of the Company.

          Reward executives for the achievement of operational and strategic objectives.

          Compensate executives commensurate with each executive's performance, experience and responsibilities.

          Align the interests of executives with the long-term interest of shareholders through award opportunities that can result in the ownership of common stock.

       As a means of implementing these compensation philosophies and objectives, the Company's compensation program for executives consists of base salary, participation in the Company's incentive compensation program, participation in the employee stock incentive programs, and such individual bonuses as the Committee deems warranted based on the personal achievements of each managing director and corporate executive. The base salaries are determined by evaluating the executives' responsibilities and their individual performance, as well as the competitive environment. Participation in the incentive compensation program is at the discretion of the Compensation Committee. Awards under the incentive compensation program to Company executives are based upon achieving targeted operating earnings goals linked to overall corporate goals. The Compensation Committee believes that the employee stock incentive programs provide executives, who have substantial responsibility for the management and growth of the Company, with the opportunity to increase their ownership in the Company, thereby more closely aligning the best interests of the shareholders and the executives.

       Effective January 1, 2006, the Compensation Committee increased the salary paid to Leonard F. Leganza, President and Chief Executive Officer, by 5.6% based upon his level of achievement in line with the Company's executive compensation program. The Compensation Committee increased the salary paid to John L. Sullivan III by 6.7% effective January 1, 2006.



       Compensation Committee:

       John W. Everets
       Charles W. Henry
       David C. Robinson, Chairman
       Donald S. Tuttle III

                                  PENSION PLANS

Retirement Benefits

      The Company maintains a pension plan for salaried employees. Under the plan, the amount of a member's annual normal retirement benefit is equal to one percent (1%) of total annual compensation applicable to each year of service and the sum of one half of one percent (0.5%) of average annual compensation plus one half of one percent (0.5%) of average annual compensation in excess of $10,000, multiplied by years of service not in excess of thirty (30). Average annual compensation means the average of the member's annual compensation for the five (5) consecutive calendar years prior to retirement which result in the highest average.

      As of December 31, 2005, Messrs. Leganza and Sullivan had 8 and 29 years of service respectively. The estimated annual retirement benefits payable to Messrs. Leganza and Sullivan are $32,676 and $111,072 respectively. These benefits are based on the five year certain form of annuity.

      The Company has adopted an unfunded supplemental employee retirement plan (the "SERP") for the benefit of Mr. Leganza. Under the terms of the SERP, Mr. Leganza will receive a monthly retirement benefit equal to the excess of: (a) the benefit he would be entitled to receive under the Company's qualified pension plan, based on the assumption that Mr. Leganza was fully vested under the plan and without regard to the limitations on benefits imposed by the Internal Revenue Code; over (b) the benefit which he is actually entitled to receive under the Company's qualified pension plan, subject to the plan's vesting schedule and the limitations on benefits imposed by the Internal Revenue Code. The monthly retirement benefit under the SERP will begin at the time of Mr. Leganza's termination of employment. The benefit will be paid as an annuity over Mr. Leganza's life, with 60 monthly payments guaranteed. However, if Mr. Leganza is married at the time benefits start, his benefits will be actuarially adjusted and will be paid over his life with the provision that, at the time of his death, 50% of the amount payable to him during his lifetime will be paid to his surviving spouse for the remainder of her lifetime. The SERP also provides for the payment of benefits in the event of Mr. Leganza's death or disability while employed.

SIP Plan

      The Company maintains a savings and investment plan (the "SIP Plan") for eligible employees. An eligible employee who is participating in the SIP Plan may execute a salary reduction agreement requiring the Company to reduce his or her taxable earnings by a percentage of his or her compensation (as elected by the participant) and to contribute that amount to the SIP Plan. The amount of the contribution could not exceed $14,000 for calendar year 2005, plus an additional $4,000 catch-up contribution for those participants age 50 and older. If an employee executes such a salary reduction agreement, the Company will make a matching contribution to the SIP Plan on behalf of the employee. For 2005 the matching contribution equaled 50% of that portion of an employee's salary reduction contribution which did not exceed 4% of his or her earnings. An employee is fully vested in his or her salary reduction contributions and the earnings on those contributions. An employee will become vested in any matching contributions, and the earnings thereon, with full vesting after completing five years of service or upon reaching age 65. Employees who are participating in the SIP Plan may direct that their account balances be invested in one or more investment options offered under the plan.

                            EXECUTIVE INCENTIVE PLAN

      The President and the Vice President, Secretary and Treasurer were eligible to receive an incentive with the actual amount of the incentive being based on the performance of the Company during 2005. All group Vice Presidents and Division Managers were eligible to earn their incentive based on achieving their respective targets.

      Effective for 2006, the President and the Vice President, Secretary and Treasurer and group Vice Presidents and Division Managers can earn their incentive bonus, with unlimited potential, based on achieving corporate and respective division or group targets.


                                  STOCK OPTIONS

      On April 26, 1989, the shareholders approved The Eastern Company 1989 Executive Stock Incentive Plan (the "1989 Plan"), which by its terms expired on February 7, 1999. No additional options may be granted under the 1989 Plan. However, options previously granted remain exercisable in accordance with their terms.

      On April 26, 1995, the shareholders approved The Eastern Company 1995 Executive Stock Incentive Plan (the "1995 Plan"), which by its terms expired on February 8, 2005. No additional options or shares of restricted stock may be granted under the 1995 Plan. However, options previously granted remain exercisable in accordance with their terms.

      On September 17, 1997 the Compensation Committee adopted The Eastern Company 1997 Directors Stock Option Plan (the "1997 Plan") which by its terms will expire either on September 16, 2007 or upon any earlier termination date established by the Board of Directors. The 1997 Plan authorizes the granting of non-qualified stock options to the non-employee directors of the Company to purchase Common Shares. On December 15, 1999, the Board of Directors approved an increase in the total number of Common Shares which may be issued under options granted under the 1997 Plan from 225,000 shares to 325,000 shares.

      On April 25, 2001, the shareholders approved The Eastern Company 2000 Executive Stock Incentive Plan (the "2000 Plan"), which by its terms will expire either on July 19, 2010 or upon any earlier termination date established by the Board of Directors. The 2000 Plan authorizes the granting of incentive stock options and non-qualified stock options to purchase Common Shares and the granting of shares of restricted stock. The Compensation Committee of the Company's Board of Directors will determine the restrictions which will apply to shares of restricted stock granted under the 2000 Plan. Awards may be granted to salaried officers and other key employees of the Company, whether or not such employees are also serving as directors of the Company. The 2000 Plan also provides for the grant of nonqualified stock options to non-employee directors of the Company. The total amount of Common Shares which may be issued under awards granted under the 2000 Plan shall not exceed in the aggregate 300,000 shares.

      The purchase price of the shares subject to each option granted under the 1989 Plan and each incentive stock option granted under the 1995 and 2000 Plans may not be less than the fair market value of the shares on the date of grant. The purchase price of shares subject to non-qualified stock options granted under the 1995, 1997 and 2000 Plans, and the price (if any) which must be paid to acquire a share of restricted stock granted under the 1995 and 2000 Plans, will be set by the Compensation Committee of the Company's Board of Directors. All non-qualified stock options granted to date have required a purchase price equal to 100% of the fair market value of the Common Shares on the date of the grant.

      Incentive stock options generally may not be granted under the 1995 and 2000 Plans to any employee who owns more than ten percent (10%) of the Company's voting stock at the time of such grant. Incentive stock options must be exercised within ten years. Non-qualified stock options must be exercised within the period set forth in the plan or, if the plan permits, within the period established by the Compensation Committee. Moreover, options may not be exercised more than three months after termination of employment or termination of service as a director, except in the case of death or disability, in which event the option may be exercised within one year after death or disability. Under the 1995, 1997 and 2000 Plans, the three month period is also extended to one year for an optionee who terminates employment or terminates service as a director at or after reaching age sixty-five (65).



     Option/SAR and Long-term Incentive Plan. There were no grants of stock options, stock appreciation rights or long-term incentive awards to any Named Officers during the year ended December 31, 2005. No outstanding stock options were exercised by any Named Officers during the year ended December 31, 2005.


               Aggregated Option/SAR Exercises in Last Fiscal Year
                      and Fiscal Year-End Option/SAR Values


                                                             Number of Securities                     Value of
                                                                  Underlying                        Unexercised
                                                                  Unexercised                      In-the-Money
                                Shares                           Options/SARs                      Options/SARs
                              Acquired on      Value             at FY-End(#)                   at FY-End ($) (i)
Name                         Exercise (#)   Realized ($)   Exercisable    Unexercisable     Exercisable     Unexercisable
----                         ------------   ------------   -----------    -------------     -----------     -------------

Leonard F. Leganza                --           --            200,000           --           $1,227,525        $     --
President & CEO--

John L. Sullivan III              --           --             62,500           --           $  275,650        $     --
Vice President,
Secretary & Treasurer



(i) Based on the fair market value of the Company Common Shares on December 31, 2005 of $19.52 per share and the option exercise prices ranging from $9.92 to $18.50 per share.


                   SHAREHOLDER RETURN PERFORMANCE INFORMATION

      The following graph sets forth the Company's cumulative total shareholder return based upon an initial $100 investment made on December 31, 2000 (i.e., stock appreciation plus dividends during the past five fiscal years) compared to the Wilshire 5000 Index and the S&P Industrial Machinery Index.

      The Company manufactures and markets a broad range of locks, latches, fasteners and other security hardware that meets the diverse security and safety needs of industrial and commercial customers. Consequently, while the S&P Industrial Machinery Index being used for comparison is the standard index most closely related to the Company, it does not completely represent the Company's products or market applications. The Wilshire 5000 is a market index made up of 5,000 publicly-traded companies, including those having both large and small capitalization.


                [CHART OF CUMULATIVE TOTAL RETURN APPEARS HERE]


                                Dec-00     Dec-01    Dec-02    Dec-03    Dec-04    Dec-05

  Eastern Co.                     $100      $ 94      $ 90      $131      $172      $171
  Wilshire 5000                   $100      $ 89      $ 70      $ 93      $104      $111
  S&P (C) Industrial Machinery    $100      $106      $105      $145      $171      $168


Copyright (C) 2006, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved.

                             ADDITIONAL INFORMATION


      Any shareholder who intends to present a proposal at the 2007 Annual Meeting of shareholders and desires that it be included in the Company's proxy material must submit to the Company a copy of the proposal on or before November 20, 2006. Any shareholder who intends to present a proposal at the 2007 Annual Meeting but does not wish that the proposal be included in the Company's proxy material must provide notice of the proposal to the Company, in accordance with the terms of the Company's by-laws, no earlier than January 26, 2007 and no later than February 25, 2007.

      It is the Company's policy to have the members of the Board of Directors attend the Annual Meeting, to the extent feasible. All of the members of the Board of Directors attended the 2005 Annual Meeting.

      If any shareholder wishes to send communications to the Board of Directors or to any member of the Board of Directors, he or she may do so by sending such communications to the Board of Directors or to the individual director in care of The Eastern Company, 112 Bridge Street, P.O. Box 460, Naugatuck, Connecticut 06770. All such communications will be delivered to the Board of Directors or to the individual director in strict confidence.


                             FORM 10-K ANNUAL REPORT

      A copy of the Company's annual report on Form 10-K as filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2005 will be furnished without exhibits to shareholders upon written request. Exhibits to the Form 10-K will be provided if so indicated. Direct all inquiries to Investor Relations, The Eastern Company, 112 Bridge Street, P.O. Box 460, Naugatuck, Connecticut 06770-0460.

                                 OTHER BUSINESS

      Under Connecticut law, no business other than the general purpose or purposes stated in the notice of meeting may be transacted at an annual meeting of shareholders. If any matter within the general purposes stated in the notice of meeting but not specifically discussed herein comes before the meeting or any adjournment thereof, the persons named in the enclosed proxy will vote upon such matter in accordance with their best judgment.

      This proxy statement and the above notice are sent by order of the Board of Directors.


                                                     John L. Sullivan III
                                                     Secretary

      March 20, 2006

                                                                     EXHIBIT `A'



                               The Eastern Company

                             AUDIT COMMITTEE CHARTER

(1)      General

There shall be a committee of the Board which shall be called the Audit Committee (the "Committee").

The Committee shall consist of no fewer than three members. Each member of the Committee shall satisfy the independence, experience and financial expertise requirements of Section 10A of the Securities Exchange Act of 1934 (as amended by the Sarbanes-Oxley Act of 2002, and the rules promulgated thereunder) and the rules and regulations of the American Stock Exchange. Directors' fees are the only compensation that a Committee member may receive from the Company.

The Board shall appoint the members of the Committee annually, considering the views of the president and chief executive officer, as appropriate. The members of the Committee shall serve until their successors are appointed and qualify, and shall designate the chairman of the Committee. The Board shall have the power at any time to change the membership of the Committee and to fill vacancies in it, subject to such new member(s) satisfying the independence, experience and financial expertise requirements referred to above.

The Committee shall meet on at least a quarterly basis.

Except as expressly provided in this Charter or the by-laws of the Company or as otherwise provided by law or the rules of the American Stock Exchange, the Committee shall fix its own rules of procedure.

(2)      Statement of Purpose and Policy

The Committee shall provide assistance to the Board in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, the independent auditors, the internal auditors, and the management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company, and with the power to retain outside counsel or other experts for this purpose.

(3)      Audit Committee Authority and Responsibilities

The Committee shall have the authority to appoint or replace the Company's independent accounting firm (subject, if applicable, to shareholder ratification), and shall approve all audit engagement fees and terms and all non-audit engagements with the independent accounting firm. The Committee shall consult with management but shall not delegate these responsibilities, except that pre-approvals of non-audit services may be delegated to a single member of the Committee. In its capacity as a committee of the Board, the Committee shall be directly responsible for the oversight of the work of the independent accounting firm (including resolution of disagreements between management and the independent accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and the independent accounting firm shall report directly to the Committee.

The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants to advise the committee and carry out its duties, and to conduct or authorize investigations into any matters within its scope of responsibilities. The Committee shall meet periodically with management and the independent accounting firm in separate executive sessions in furtherance of its purposes.

The Committee may request any officer or employee of the Company or the Company's outside counsel or independent accounting firm to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Committee shall make regular reports to the Board. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Committee shall annually review the Committee's own performance.

In performing its functions, the Committee shall undertake those tasks and responsibilities that, in its judgment, would most effectively contribute and implement the purposes of the Committee. The following functions are some of the common recurring activities of the Committee in carrying out its oversight responsibility:

     Review and discuss with management and the independent accounting firm the Company's annual audited financial statements, including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations" or similar disclosures, and the matters required to be discussed pursuant to the Statement on Auditing Standards No. 61, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

     Review and discuss with management and the independent accounting firm the Company's quarterly financial statements, including disclosures made under "Management's Discussion and Analysis of Financial Condition and Results of Operations" or similar disclosures, and the matters required to be discussed pursuant to the Statement on Auditing Standards No. 61, prior to the filing of its Form 10-Q, including the results of the independent accounting firm's reviews of the Company's quarterly financial statements to the extent applicable.

     Review and discuss with management and the independent accounting firm, as applicable: (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management or the independent accounting firm setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects on the financial statements of alternative methods under generally accepted accounting principles ("GAAP"); (c) any management letter provided by the independent accounting firm and the Company's response to that letter; (d) any problems, difficulties or differences encountered in the course of the audit work, including any disagreements with management or restrictions on the scope of the independent accounting firm's activities or on access to requested information and management's response thereto; (e) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and (f) earnings press releases (paying particular attention to any use of "pro-forma," or

     "adjusted" non-GAAP, information), as well as financial information and earnings guidance (generally or on a case-by-case basis) provided to analysts and rating agencies.

     Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such auditors.

     Review the disclosures concerning the Committee and its operations as may be required for inclusion in proxy materials distributed by the Company in connection with meetings of its shareholders.

     Establish and review procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

     Review and discuss all relationships which the independent accounting firm has with the Company in order to consider and evaluate the independent accounting firm's continued independence, ensure the rotation of the lead (or coordinating) audit partner and other significant audit partners, and establish clear hiring policies for employees or former employees of the independent accounting firm who are proposed to be hired by the Company.

     When applicable, review the independent accounting firm's attestation to management's report included in the annual report on Form 10-K which evaluates the Company's internal controls and procedures for financial reporting.

     Review any reports of the independent accounting firm mandated by Section 10A of the Securities Exchange Act of 1934, as amended, and obtain from the independent accounting firm any information with respect to illegal acts in accordance with Section 10A.

     Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

     Perform any other activities consistent with this Charter, the Company's By-laws, or governing law as the Committee or the Board deems necessary or appropriate.

(4)      Limitations of Audit Committee's Roles

While the Committee has the responsibilities and powers set forth in its Charter, it is not the duty of the Committee to prepare financial statements, to plan or conduct audits, or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management with advice from the independent accounting firm.

                                                                     EXHIBIT `B'
                               THE EASTERN COMPANY

                       CODE OF BUSINESS CONDUCT AND ETHICS


(1)      Complying With Law

All employees, officers and directors of the Company should respect and comply with all of the laws, rules and regulations of the U.S. and any states, counties, cities and other countries or jurisdictions in which the Company conducts its business or whose laws, rules and regulations are applicable to the Company.

The U.S. Foreign Corrupt Practices Act prohibits giving anything of value, directly or indirectly, to foreign government officials or foreign political candidates in order to obtain or retain business. It is strictly prohibited to make illegal payments to government officials of any country. In addition, the U.S. government has a number of laws and regulations regarding business gratuities which may be accepted by U.S. government personnel. The promise, offer or delivery to an official or employee of the U.S. government of a gift, favor or other gratuity in violation of these rules would not only violate Company policy but could also be a criminal offense. State and local governments, as well as foreign governments, may have similar rules. The Company's counsel can provide guidance in this area.

(2)      Conflicts Of Interest

All employees, officers and directors of the Company should be scrupulous in avoiding a conflict of interest with regard to the Company's interests. A "conflict of interest" exists whenever an individual's private interests interfere or conflict in any way (or even appear to interfere or conflict) with the interests of the Company. A conflict situation can arise when an employee, officer or director takes actions or has interests that may make it difficult to perform his or her Company work objectively and effectively.

It is almost always a conflict of interest for a Company employee to work simultaneously for a competitor, customer or supplier. Employees are not allowed to work for a competitor as a consultant or board member. The best policy is to avoid any direct or indirect business connection with the Company's competitors, customers or suppliers, except on the Company's behalf.

Conflicts of interest may also arise when an employee, officer or director, or members of his or her family, receives improper personal benefits as a result of his or her position in the Company, whether received from the Company or a third party. Loans to, or guarantees of obligations of, employees, officers or directors or their respective family members may create conflicts of interest. Federal law prohibits loans to directors and executive officers.

Conflicts of interest are prohibited as a matter of Company policy, except under guidelines approved by the Board of Directors or committees of the Board of Directors. Conflicts of interest may not always be clear-cut, so employees who have any questions should consult with higher levels of management or the Company's counsel. Any employee, officer or director who becomes aware of a conflict or potential conflict should bring it to the attention of a supervisor, manager or other appropriate personnel, or consult the procedures described in this Code.

(3)      Corporate Opportunity

Employees, officers and directors are prohibited from: (a) taking for themselves personally opportunities that properly belong to the Company or are discovered through the use of corporate property, information or position; (b) using corporate property, information or position for personal gain; and (c) competing with the Company. Employees, officers and directors owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

(4)      Confidentiality

Employees, officers and directors of the Company must maintain the confidentiality of confidential information entrusted to them by the Company or its suppliers or customers, except when disclosure is authorized by management or required by law, regulation or legal proceedings. Whenever feasible, employees, officers and directors should consult Company counsel if they believe they have a legal obligation to disclose confidential information. Confidential information includes all non-public information that might be of use to competitors of the Company, or harmful to the Company or its customers if disclosed.

(5)      Fair Dealing

Each employee, officer and director should endeavor to deal fairly with the Company's customers, suppliers, competitors, officers and employees. None should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair dealing practice.

(6)      Protection And Proper Use of Company Assets

All employees, officers and directors should protect the Company's assets and ensure their efficient use. Theft, carelessness, and waste have a direct impact on the Company's profitability. All Company assets should be used for legitimate business purposes only.

(7)      Public Company Reporting

As a public company, it is of critical importance that the Company's filings with the Securities and Exchange Commission be full, fair, accurate, timely and understandable. All of the Company's books, records, accounts and financial statements must be maintained in reasonable detail, must appropriately reflect the Company's transactions and must conform both to applicable legal requirements and to the Company's system of internal controls. Unrecorded or "off the books" funds or assets should not be maintained unless permitted by applicable law or regulation.

Depending on his or her position with the Company, an employee, officer or director may be called upon to provide necessary information to assure that the Company's public reports are complete, fair and understandable. The Company expects employees, officers and directors to take this responsibility very seriously and to provide prompt, accurate answers to inquiries related to the Company's public disclosure requirements.

(8)      Accounting Complaints

The Company's policy is to comply with all applicable financial reporting and accounting regulations applicable to the Company. If any employee, officer or director of the Company has concerns or complaints regarding questionable accounting or auditing matters of the Company, then he or she is encouraged to submit those concerns or complaints (anonymously, confidentially or otherwise) to the chairman of the Audit Committee of the Board of Directors (which will, subject to its duties arising under applicable law, regulation or legal proceedings, treat such submissions confidentially). Such submissions may be directed to the attention of the chairman of the Audit Committee, or to any other director who is a member of the Audit Committee, at the principal executive offices of the Company.

(9)      Reporting Any Illegal Or Unethical Behavior

Employees are encouraged to talk to supervisors, managers or other appropriate personnel about observed illegal or unethical behavior and, when in doubt, about the best course of action in a particular situation. Employees, officers and directors who are concerned that violations of this Code have occurred or may occur, or that other illegal or unethical conduct by employees, officers or directors of the Company has occurred or may occur, should contact their supervisors or superiors. If they do not believe it appropriate or are not comfortable approaching their supervisors or superiors about their concerns or complaints, then they may contact either the chairman of the Audit Committee or Company counsel. If their concerns or complaints require confidentiality, including keeping their identity anonymous, then their confidentiality will be protected, subject to applicable law, regulation or legal proceedings.

(10)     No Retaliation

The Company will not permit retaliation of any kind by or on behalf of the Company and its employees, officers and directors against good faith reports or complaints of violations of this Code or other illegal or unethical conduct.

(11)     Accountability for Adherence to the Code

All employees, officers and directors are responsible for abiding by this Code. This includes individuals who are responsible for a failure to exercise proper supervision and to detect and report a violation by their subordinates. Employees, officers and directors who violate this Code are subject to disciplinary action, up to and including dismissal.

(12)     Amendment, Modification And Waiver

This Code may be amended, modified or waived by the Board of Directors, subject to the disclosure and other provisions of the Securities Exchange Act of 1934, as amended.

IMPORTANT --------- THIS CODE OF BUSINESS CONDUCT AND ETHICS, AND THE POLICIES DESCRIBED IN IT, ARE NOT AN EMPLOYEE CONTRACT. THE COMPANY DOES NOT CREATE ANY CONTRACTUAL RIGHTS BY ISSUING THIS CODE OF BUSINESS CONDUCT AND ETHICS OR SUCH POLICIES. THIS CODE OF BUSINESS CONDUCT AND ETHICS DOES NOT LIMIT THE OBLIGATIONS OF ANY EMPLOYEE UNDER ANY EXISTING NON-COMPETE, NON-DISCLOSURE OR OTHER EMPLOYMENT-RELATED AGREEMENTS TO WHICH THE EMPLOYEE IS BOUND, OR ANY COMPANY POLICIES WHICH COVER THE EMPLOYEE.

                                     PROXY

                              THE EASTERN COMPANY
                  112 Bridge Street, Naugatuck, CT 06770-0460
        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY


The undersigned hereby appoints Charles W. Henry and David C. Robinson or any one or more of them, true and lawful attorneys and agents, with the power of substitution for the undersigned in his name, place and stead, to vote at the Annual Meeting of Shareholders of The Eastern Company on April 26, 2006 and any adjournments thereof, all shares of common stock of said Company which the undersigned would be entitled to vote, if then personally present, as specified on the reverse side of this card on proposals 1 and 2 and in their discretion on all other matters coming before the meeting.

THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER BUT IF NO CHOICE IS SPECIFIED, IT WILL BE VOTED FOR PROPOSALS 1 AND 2.

                (Continued and to be signed on the reverse side)

                        Annual Meeting of Shareholders of
                              THE EASTERN COMPANY

                                 April 26, 2006


                      Please sign, date and mail back your
                         proxy card as soon as possible!


                Please detach and mail in the envelope provided.
-------------------------------------------------------------------------------
         The Board of Directors recommends a vote FOR proposals 1 and 2
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE (X).

1.  Election of two Directors for a 3-year term:

                                                    NOMINEE:
    [ ] FOR ALL NOMINEES                        ( ) D.C. Robinson
                                                ( ) D.S. Tuttle III

    [ ] AGAINST NOMINEES

    [ ] FOR ALL EXCEPT
        (See instructions below)



     INSTRUCTION: To vote against any individual nominee(s), mark "FOR ALL
                  EXCEPT" and fill in the circle next to each nominee you
                  wish to vote against, as shown here:                     (X)




2.  Ratify the appointment of the independent     FOR     AGAINST     ABSTAIN
    registered public accounting firm             [ ]       [ ]         [ ]
    (UHY LLP)



   SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.




 -----------------------------------------------------------------------
To change the address on your account, please check the box at right and
indicate your new address in the address space above.  Please note that     [ ]
changes to the (registed names(s) on the account may not be submitted via this method.


Signature of Shareholder --------------------------  Date -----------------
Signature of Shareholder --------------------------  Date -----------------

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly athorized officer, giving full title as such.
       If signer is a partnership, please sign in partnership name by authorized person.